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                                                                    EXHIBIT 23.1




                        CONSENT OF INDEPENDENT ACCOUNTANT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Oacis Healthcare Holdings Corp. of our report dated March 25, 1996, which appears on page F-2 of the Registration Statement (No. 333-02804-LA) on Form SB-2.



Price Waterhouse LLP                    /S/ PRICE WATERHOUSE LLP
San Jose, California
October 17, 1996